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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 1, 1996



                     IMPERIAL THRIFT AND LOAN ASSOCIATION
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            (Exact name of Registrant as specified in its Charter)



    California                     0-26960                     95-2864759
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(State or other              (Commission File Number)         (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                Number)



700 North Central Avenue, Suite 600, Glendale, California            91203
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:   (818) 551-0600
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item  5.  Other Events
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      Imperial Thrift and Loan Association issued a press release dated October
1, 1996, attached hereto as Exhibit 28.1, announcing the completion on its holding company reorganization.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (c)  Exhibits

           Exhibit 28.1  Press Release dated October 1, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        IMPERIAL THRIFT AND LOAN ASSOCIATION



Date:  October 1, 1996                  By: /s/ Michael L. Mayer
       ------------------------             ----------------------------------
                                            Michael L. Mayer
                                            First Vice President and Secretary

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